Statements of Net Assets Available for Benefits - EBP 003 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets:
Participant-directed Investments at Fair Value (See Note 3)	$ 968,758	$ 871,747
Notes Receivable from Participants	15,953	14,907
Employer Contributions Receivable	846	893
Net Assets Available for Benefits	$ 985,557	$ 887,547